Company Overview Ophthalmology Futures European Forum Vienna, Austria Presenter: Richard Rubino, Aerie Chief Financial Officer September 20, 2018 Exhibit 99.1

Important Information
For Investor Use
The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information.
Any discussion
of
the
potential
use
or
expected
success
of
Rhopressa
®
(netarsudil
ophthalmic
solution)
0.02%,
with
respect
to
foreign
approval or
additional
indications,
and
our
current
or
any
future
product
candidates
is
subject
to
regulatory
approval.
In
addition,
any
discussion
of
U.S.
Food
and
Drug
Administration
(“FDA”)
approval
of
Rhopressa
®
does
not
guarantee
successful
commercialization
of
Rhopressa
®
or
FDA
approval
of
Roclatan™.
For
more
information
on
Rhopressa
®
,
including
prescribing
information,
refer
to
the
full
Rhopressa
®
product
label
at
www.rhopressa.com.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,”
“projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current
plans
and
expectations.
Known
and
unknown
risks,
uncertainties
and
other
factors
could
cause
actual
results
to
differ
materially
from
those
contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially
from
any
forward-looking
statements.
In
particular,
FDA
approval
of
Rhopressa
®
does
not
constitute
approval
of
Roclatan™,
and
there
can
be
no assurance
that
we
will
receive
FDA
approval
for
Roclatan™ or
any
future
product
candidates.
Any
top
line
data
presented
herein
is
preliminary
and
based
solely
on
information
available
to
us
as
of
the
date
of
this
presentation
and
additional
information
about
the
results
may
be
disclosed
at
any
time.
In
particular,
FDA
approval
of
Rhopressa
®
does
not
constitute
FDA
approval
of
Roclatan™,
and
there
can
be
no
assurance
that
we
will
receive
FDA
approval
for
Roclatan™
or
any
future
product
candidates.
FDA
approval
of
Rhopressa
®
also
does
not
constitute
regulatory
approval
of
Rhopressa
®
in
jurisdictions
outside
the
United
States
and
there
can
be
no
assurance
that
we
will
receive
regulatory
approval
for
Rhopressa
®
in
jurisdictions
outside
the
United
States.
Our
receipt
of
a
Prescription
Drug
User
Fee
Act
(“PDUFA”)
goal
date
notification
for
Roclatan™
does
not
constitute
FDA
approval
of
the
Roclatan™
New
Drug
Application
(“NDA”),
and
there
can
be
no
assurance
that
the
FDA
will
complete
its
review
by
the
PDUFA
goal
date
of
March
14,
2019, that the FDA will not require changes or additional data that must be made or received before it will approve the NDA, if ever, or that the FDA will approve
the
NDA.
In
addition,
the
preclinical
research
discussed
in
this
presentation
is
preliminary
and
the
outcome
of
such
preclinical
studies
may
not be
predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related
to
the
preclinical
research
findings
discussed
in
this
presentation.
These
risks
and
uncertainties
are
described
more
fully
in
the
quarterly and
annual
reports
that
we
file
with
the
SEC,
particularly
in
the
sections
titled
“Risk
Factors”
and
“Management’s
Discussion
and
Analysis
of
Financial
Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie
IOP–Reducing
Products
(IP
2030+)
Pipeline Activities
•
Rhopressa
®
–
24-hour IOP reduction, normal tension glaucoma, etc.
•
Retina
Program
–
AR-13503
and
AR-1105
implants
•
Sustained Release / Implant Manufacturing Platform
•
Beyond
Ophthalmology
–
potential
for
Aerie-owned
molecules
•
Rhopressa
®
(netarsudil ophthalmic solution) 0.02%
•
Successfully launched in U.S. April 30, 2018
•
Roclatan™ (netarsudil / latanoprost ophthalmic solution) 0.02% / 0.005%
•
U.S. NDA accepted, PDUFA set for March 14, 2019
Aerie Overview
Data on file.       Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
For Investor Use
•
Globalization
Plan
Under
Way
–
Europe
and
Japan

4

Rhopressa
®
: Market Perspective
Refer
to
the
full
Rhopressa
®
product
label
at
www.rhopressa.com.
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
For Investor Use
-
~$3B Market, 37M TRx, 61M bottles
-
Half of volume first-line (PGAs)
-
Half of volume 2-3X/Day Adjuncts
-
New drug class per drug databases
-
Once-daily dosing directed at site of pathology, the trabecular meshwork
-
Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials
2017 U.S. Glaucoma Market
Rhopressa
®
: HCP’s Positioning as Concomitant Therapy
Graph
Source:
IQVIA
TRx
Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker
Travatan
7%
BB 13%
Fixed
Combo
15%
Lumigan
8%
Latanoprost
37%
CAI
10%
AA
10%

5

Rhopressa
:
U.S.
Commercialization
Status
Full Commercial Team on board
Medical Affairs and Compliance Teams in place
Adequate product in inventory and supply chain
Market Access contracts with top Medicare Part D and
Commercial Payers rapidly advancing
-
Covered Market is ~50/50 Commercial / Part D
-
Part D coverage generally commences January 2019; for those
uncovered,
prior
authorization
success
rate
for
Rhopressa
®
of
~80%
~80% of Commercial lives covered:
~25% Tier 2 (preferred brand tier) + ~55% Tier 3
~12% of Medicare Part D lives already covered in Tier 2
More to come in early Q4
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
®
For Investor Use

aerie
Pharmaceuticals, Inc.

aerie
rhopresso
For topical application in the eye
Sterile
2.5 mL

Rhopressa
®
U.S. Launch Update
Weekly IQVIA Total Rx’s and Extended Units:
0
500
1000
1500
2000
2500
3000
3500
4000
4500
1
2
3
4
5
6
7
8*
9
10
11
12
13*
14
15
16
17
18
19
20
21
Bottles**
TRx's
For Investor Use
Week 21: 8/31/18
*Holiday Weeks
**Actual bottles dispensed exceed TRx’s
due to extended supply plans (e.g., 90 days’ supply)
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.

7

Examples
of
Early
Rhopressa
®
Feedback
Product Performance:
End-stage glaucoma patient at brink of needing surgery. Patient on maximal medical therapy (PGA/Combo/CAI) with IOP of 18 mmHg.
Added Rhopressa
®
and IOP dropped to 13 mmHg, avoiding surgery.
Patient on maximal drug therapy and inadequately controlled at 16
mmHg, with patient requiring surgery as next step. Patient IOP reduced to 12 mmHg with Rhopressa
®
and surgery canceled.
Physician added Rhopressa
®
to a patient already on four medications,
and Rhopressa
®
reduced IOP from 33 mmHg to 19 mmHg.
Physician’s first experience with Rhopressa
®
, patient’s IOP was cut in
half from 30 mmHg to 15 mmHg.
For Investor Use
Observations on file are anecdotal and not necessarily indicative of the entire population.
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.

Roclatan™
(netarsudil / latanoprost ophthalmic solution) 0.02% / 0.005%
Positioning as First Line Therapy:
•
Benefits
of
Rhopressa
®
while
also
targeting
the
secondary
drain
•
Achieved statistical superiority to market-leading latanoprost
-
At each of nine time points in each of the two Phase 3 trials
•
Potential
to
become
the
most
efficacious
IOP-reducing
medication
for
glaucoma or ocular hypertension, if approved
Roclatan™
Combination Product Candidate
Data on file
Roclatan™ has not been approved by any regulatory authority.
For Investor Use
PDUFA Date Set for March 14, 2019

Roclatan™ Efficacy and Safety
Efficacy:
•
Roclatan™ demonstrated statistical superiority over its components (market-
leading PGA latanoprost and Rhopressa
®
) in Mercury 1 and 2 Phase 3 trials, at
all measured time points
•
Consistent incremental IOP-reduction over latanoprost and Rhopressa
®
in the
range of 1 to 3 mmHg
Safety:
•
No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline
•
Other ocular AEs occurring in ~5-15% of subjects receiving Roclatan™
included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis
Data on file          Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
Roclatan™ has not been approved by any regulatory authority.                                                                   For Investor Use

Roclatan™ Phase 3 Month 12 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower
16%
26%
37%
49%49%
57%
12%
22%
35%
66%
27%
43%
60%
72%
82%
0%
20%
40%
60%
80%
100%
IOP on Treatment
Rhopressa® (n=148)
Latanoprost (n=203)
Roclatan™ (n=158)
***
**
*p<0.05, **p<0.01, ***p<0.0001
*
**
***
++
Data on File
Based on Mercury 1 Interim Analysis 2
Roclatan™ has not been approved by any regulatory authority.     For Investor Use
14 mmHg
15 mmHg
16 mmHg
17 mmHg
18 mmHg

Roclatan™
Next
Steps
•
Roclatan
NDA
submission
accepted,
with
March
14,
2019
PDUFA
•
Current
U.S.
sales
force
will
be
trained
on
Roclatan
in
advance of PDUFA
•
Commercial formulary access expected to be finalized
post-approval
•
Medicare Part D formulary submission to payers expected
in April 2019
For Investor Use
Roclatan
has
not
been
approved
by
any
regulatory
authority.
TM
TM
TM

Expanding Aerie Franchise: Europe and Japan
•
Europe (2017 Europe “Big 5” Glaucoma Market: 91M units per year, 1.5X
U.S. units)
•
Expect to file MAA for Rhopressa
®
in 2H 2018
•
Current clinical plan expected to satisfy European regulatory requirements
(including Rocket 4 for Rhopressa
®
and Mercury 3 for Roclatan™)
•
Mercury 3: 6-month safety and 90-day efficacy registration trial comparing
Roclatan™ for non-inferiority to a fixed-dose combo in Europe (Ganfort
®
)
•
Construction of Ireland Plant in process to support worldwide commercial supply
•
Japan (2017 Glaucoma Market: 54M units per year)
•
Plan to advance clinical development on our own, establish office in Tokyo
•
Phase 1 completed and Phase 2 under way in the U.S. on Japanese and
Japanese-Americans; additional Phase 2 to commence in Japan
•
Phase 3 trials expected to be conducted in Japan
For Investor Use

Europe Glaucoma Market:
Aerie Expects to Commercialize on Its Own (if approved)
“Big
5”
Europe
Glaucoma
Market
–
2017
$1.0B; 91M TRx*, Market Share in TRx
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources:
IQVIA
Analytics
Link
at
ex-manufacturer
price
level.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)
Non-PGA Market (47%)
PGA Market (53%)
Bimatoprost
Travoprost
Latanoprost
Tafluprost
1%
PGA Fixed
Combo
BB
Non-PGA
Fixed Combo
AA
CAI
17%
11%
13%
4%
19%
10%
5%
2
-
4
Times
Daily
Once Daily
17%
Others
2%
For Investor Use

•
Rhopressa
®
•
24-hour IOP reduction
•
Potential in normal tension glaucoma
•
Aqueous
humor
dynamics
(trabecular
outflow,
episcleral
venous
pressure)
•
Pseudoexfoliative
glaucoma
•
Corneal healing
•
Retina Program Opportunities:
AR-1105 (dexamethasone steroid) potentially for DME
AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME
•
Drug Delivery Platform
•
Focused on ophthalmic sustained release
technologies
(DSM
/
PRINT
®
)
Advancing the Pipeline
AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA.
Additional potential Rhopressa
®
indications are being considered for further study and are not labeled indications.
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
For Investor Use